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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported)     November 28, 2000
                                                        (November 27, 2000)

                        KANSAS GAS AND ELECTRIC COMPANY
            (Exact Name of Registrant as Specified in Its Charter)

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
         KANSAS                    1-7324              48-1093840
(State or Other Jurisdiction of  (Commission           (Employer
Incorporation or Organization)   File Number)       Identification No.)
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 P.O. BOX 208, WICHITA, KANSAS                              67201
(Address of Principal Executive Offices)                 (Zip Code)



                                (316)-261-6611
              (Registrant's Telephone Number Including Area Code)
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                     KANSAS GAS AND ELECTRIC COMPANY, INC.

Item 5. Other Events

       On November 27, 2000, Western Resources, Inc. and Kansas Gas and Electric Company filed separate requests with the Kansas Corporation Commission seeking recovery of investments in new power plants and higher operating and maintenance costs. A copy of the press release announcing the filings is attached hereto as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

       (c) Exhibits

       Exhibit 99.1 - Press release dated November 27, 2000 issued by Western Resources, Inc.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Kansas Gas and Electric Company



Date November 28, 2000               By /s/ Richard D. Terrill
     ------------------              ----------------------------
                                        Richard D. Terrill
                                      Secretary, Treasurer and
                                          General Counsel
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                                 EXHIBIT INDEX



Exhibit Number                            Description of Exhibit

99.1                                  Press release dated November 27,
                                      2000 issued by Western Resources, Inc.